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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: January 25, 2000
                Date of Earliest Event Reported: January 14, 2000

                            LIBERTY MEDIA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                 333-86491                           84-1288730
          (Commission File Number)       (I.R.S. Employer Identification No.)

                            9197 South Peoria Street
                            Englewood, Colorado 80112
          (Address of principal executive offices, including zip code)

      Registrant's telephone number, including area code:  (720) 875-5400
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Item 5.   Other Events.

          See Exhibits 7(a) and 7(b) to this Form 8-K.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          The following exhibits are being filed with this Form 8-K:

          (a) Liberty Media Corporation Press Release issued January 14, 2000.

          (b) Liberty Media Corporation Press Release issued January 24, 2000.
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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 25, 2000
                                    LIBERTY MEDIA CORPORATION


                                    By: /s/ Vivian J. Carr
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                                        Name:   Vivian J. Carr
                                        Title:  Vice President
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                                  EXHIBIT INDEX


Exhibit        Description
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7(a)           Liberty Media Corporation Press Release issued January 14, 2000.

7(b)           Liberty Media Corporation Press Release issued January 24, 2000.